UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21680

Virtus Total Return Fund (Formerly, DCA Total Return Fund)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Total Return Fund*

*	Please see changes to Automatic Reinvestment and Cash Purchase Plan at the back of this annual report.

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2011

Virtus Total Return Fund

(the “Fund”)

MESSAGE TO SHAREHOLDERS February 2012 Dear Virtus Total Return Fund Shareholder:

I am pleased to provide you with the manager’s report and commentary for the Virtus Total Return Fund (formerly DCA Total Return Fund) for the fiscal year ended December 31, 2011.

This is the first report produced for the fund since Virtus Investment Partners’ affiliates became co-managers and administrator of the fund on December 10, 2011. Duff & Phelps Investment Management Co. (“DPIM”) now manages the fund’s equity investments, and Newfleet Asset Management, LLC (“Newfleet”) manages the fixed income assets.

For the quarter ended December 31, 2011, the fund’s net asset value increased 7.69%. For information regarding the fourth quarter dividend distributions please see Note 13, Subsequent Events in the Notes to Financial Statements. During the same period, the composite index against which the fund is benchmarked, which consists of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays Capital U.S. Aggregate Bond Index, gained 5.02%, including reinvested dividends.

For the year ended December 31, 2011, the Fund’s net asset value increased 6.73%, including $0.15 in reinvested distributions. For the same period, the fund’s composite benchmark gained 6.65%, including reinvested dividends.

We are gratified that DCA shareholders approved the appointment of Virtus Investment Advisers, DPIM and Newfleet, to manage the Fund on your behalf. On behalf of the entire Virtus team, including the investment professionals at our affiliated managers, I want to thank you for entrusting your assets to us.

Should you have any questions or needs, please contact Virtus customer service at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

VIRTUS TOTAL RETURN FUND

December 31, 2011

Managers Discussion of Fund Performance

Current Fund Goal and Strategy

The Virtus Total Return Fund is invested in a balance of approximately 60% equity and 40% fixed income. Its investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

Portfolio Review — Dividend Capital Investments

During the period January 1, 2011 through December 9, 2011, the DCA Total Return Fund’s (“DCA” or the “Fund”) was advised by Dividend Capital Investments. During the time the Fund’s NAV total return was 6.99% while its market price total return was 3.80%.

During this period, DCA received notable positive performance contributions relative to the MSCI World Index from its collateralized loan obligation (CLO) holdings and common stock holdings. In the case of CLO holdings, the value creation came from a combination of an increase in the overall market value of the positions (which was realized upon their sale) and cash distributions received by the Fund. With respect to the positive contribution from the common stock holdings, DCA benefited from outperformance (relative to the MSCI World Index) experienced in the Calamos-managed global common equity strategy. Given the current low yield environment, the Fund’s cash allocation was a relative drag on fund performance, but served to dampen volatility over the period.

Portfolio Review — Duff & Phelps Investment Management Co.

The fund’s equity portion invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary speaks to Duff & Phelps’ management of the portfolio beginning on December 10 through December 31, 2011.

Stock selection was the primary driver of the equity allocation’s performance, with stocks within the utilities, communications, and transportation sectors making positive contributions. Both the utilities and telecommunications sectors benefited from relative underweight positions in Europe as many European stocks remained under pressure from the sovereign debt crisis and associated government austerity measures. The Fund’s overweighting to European transportation stocks, which were negatively impacted by sovereign debt concerns, was offset by superior stock selection, which contributed to strong performance.

Stock selection in the energy sector was a slight detractor from performance, primarily because the Fund did not own a large holding of the Fund’s equity benchmark, the MSCI World Infrastructure Sector Capped Index, which received an acquisition bid at a significant premium.

Sector selection had a slightly negative impact on relative performance. Positive contributions from the utilities, telecommunications, and energy sectors were offset by negative contributions from the transportation and social services sectors. We were underweight both utilities and telecommunications, slightly overweight energy, heavily overweight transportation, and we do not invest in social services.

On a regional basis, sector underweights in both Europe and Asia, and an overweight in North America, all made positive contributions to performance.

Market Environment

The Fund’s equity allocation posted strong performance during the fourth quarter, primarily due to the strength of the energy sector. Yet, the energy sector was still outpaced by the broader U.S. equity market, as measured by the S&P 500® Index, which sharply rebounded off of a

VIRTUS TOTAL RETURN FUND

December 31, 2011

Managers Discussion of Fund Performance (Continued)

difficult third quarter as double dip recession concerns eased on the back of better-than-expected economic data. The energy sector exhibited the strongest infrastructure performance by far due to positive natural gas liquids (NGLs) dynamics and acquisitions/restructurings. The telecommunications, utilities, and transportation sectors all had positive returns for the quarter even though the Fund’s European holdings experienced high volatility related to the sovereign debt crisis. For both utilities and telecoms, U.S. holdings outpaced their European counterparts given more stable economic and regulatory backdrops.

Over the last 12 months, the market has been plagued by volatility associated with high unemployment, an uncertain economic outlook, and political brinksmanship in the U.S. In addition, Europe’s seemingly never-ending sovereign debt crisis has taken a toll. After a sharp fourth-quarter rebound, the broader U.S. equity market, as measured by the S&P 500® Index, finished on the plus side for the year. The defensive nature of infrastructure assets significantly outpaced U.S. equities, with the energy sector leading the way as investors turned to the security of North American energy in an uncertain global environment.

U.S. utilities also exhibited strong performance given supportive regulatory environments. This is in contrast to the difficult performance of European utilities, which were directly impacted by economic and budget-related austerity measures, and Asian utilities that experienced steep stock declines due to the fallout from Japan’s Fukushima nuclear disaster. Like utilities, U.S. communications companies outperformed the broader market, bolstered by infrastructure’s attractive dividend yields, while European communications lagged. The transportation sector was the lone laggard, with negative performance for the year. This was primarily due to the preponderance of European-based toll roads and airports.

As we head into 2012, caution is still warranted. While the U.S. economic environment seems to have stabilized, concerns remain around the impact that the European sovereign debt crisis could have on the global economy. Despite uncertainties, the infrastructure space has not shown many signs of fundamental weakness given the inelastic demand for essential services provided by companies within the space. The resilience of underlying infrastructure assets has resulted in these stocks being rewarded with relative outperformance versus the broader equity market in times of market turmoil.

We remain optimistic about the global equity income opportunity that infrastructure can provide to investors within a diversified portfolio. Bottom-up fundamental analysis will continue to drive our process to pick companies that capture the characteristics of infrastructure: steady and predictable equity income; capital appreciation potential; enhanced portfolio diversification and reduced volatility; and some inflation protection. As a result, the equity portion of the fund may provide lower levels of risk and volatility than the broader equity market, particularly in uncertain times.

Equities Outlook

Here is our outlook for the global infrastructure sectors within the Fund:

Communications — We were underweight Europe in this sector due to the sale of two European telecommunications companies, as trends remain difficult due to slow economic growth, cuts to regulated mobile termination rates, and increased competition in certain markets. For the first time since the telecommunications bust in 2000-01, a major European telecommunications company announced a cut to its future dividend rate. U.S. telecommunications fundamentals are somewhat more stable, with good cash flow generation supporting dividends. We continue to overweight towers and satellite companies due to their attractive revenue growth profiles and high margins.

Utilities — We ran a bifurcated utility sector strategy that was greatly underweight Europe due to sovereign debt concerns and significantly overweight U.S. utilities given strong fundamentals. While we believe that most, but not all, of the damage has been done in Europe in terms of tax

VIRTUS TOTAL RETURN FUND

December 31, 2011

Managers Discussion of Fund Performance (Continued)

increases, rate restrictions, and nuclear plant shutdowns, we still remain cautious in light of the continued inability of policymakers to steer the European Union out of its crisis.

Energy — North American energy markets continue to exhibit favorable conditions. As companies position to process and transport U.S. and Canadian unconventional natural gas resources, our holdings stand to benefit from the robust growth in production. We are actually more exposed to energy than it may appear, as several of our U.S.-based utility holdings have material businesses in natural gas processing, transportation, and storage. In addition, near the end of the year, we purchased an Australian-based energy company that is technically classified as a utility. Given the tremendous run in energy stock prices experienced in the fourth quarter, we are closely monitoring our positions.

Transportation — We remain overweight transportation stocks despite the volatility associated with the sovereign debt crisis, as many of our holdings are European-based. European toll roads, airports, and marine ports have all been less impacted by government austerity measures than utility companies. However, transportation stock returns have still been disappointing but better on average than those of continental European utilities. Given the potential economic strains that may result from austerity, we are closely monitoring road and air traffic data for related fundamental weakness.

Portfolio Review — Newfleet Asset Management

The fund’s fixed income portion seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. This section of the commentary discusses Newfleet’s management of the portfolio from December 10 through December 31, 2011.

The outperformance of spread sectors relative to U.S. Treasuries was the key driver of strong fixed income performance for the quarter. In terms of sectors, allocations to emerging markets high yield securities, corporate high yield securities, high yield bank loans, and non-agency commercial mortgage-backed securities were positive contributors to performance for the quarter. There were no significant performance detractors as most spread sectors outperformed U.S. Treasuries, however, an overweight to financials in the corporate high-quality sector somewhat detracted from performance during the quarter.

The emerging markets high yield sector benefited from many factors during the quarter, including positive fundamentals in the form of strong balance sheets, better fiscal management, and favorable growth estimates, along with the search by investors for greater yield.

Both the high yield bank loan and corporate high yield sectors benefited from a combination of factors, including strong fundamentals, positive earnings, and a decline in the projected default rate. Technical conditions continued to be positive for high yield during the quarter, resulting from positive fund flows into the sector.

The commercial mortgage-backed securities sector benefited from many factors, including a scarcity of bonds, an improving U.S. macroeconomic picture, improving fundamentals, and attractive relative value versus other sectors.

Market Environment

The overall economic picture remains supportive of fixed income spread sectors as economic growth is still expected to be positive yet subdued enough to likely keep inflation at low levels and the Federal Reserve from raising short term interest rates in the immediate future.

VIRTUS TOTAL RETURN FUND

December 31, 2011

Managers Discussion of Fund Performance (Continued)

During the quarter ended December 31, 2011, fixed income spread sectors were helped by an improving U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product. However, the European debt crisis and overall global growth uncertainty caused volatility during the quarter. Despite these headwinds, most spread sectors outperformed U.S. Treasuries. Yields were unchanged on the short end of the curve during the quarter, while the long end decreased slightly, causing a slight flattening of the curve.

Fixed Income Outlook

We continue to be constructive on spread sectors due to attractive valuations and the modest economic growth that is expected to be supportive of these sectors. In particular, credit fundamentals remain strong in the corporate investment grade, corporate high yield, and bank loan sectors.

Given recent volatility and the subsequent widening of yield spreads, most spread sectors are trading wider to their long-term averages, and when combined with strong fundamentals, offer attractive valuations and compelling investment opportunities. Although we remain positive on spread sectors and have seen recent improvement in the U.S. economy, market headwinds still exist. A resolution to the European debt crisis remains uncertain, unemployment remains elevated, the housing market struggles to recover, and the overall strength of the global economy remains in question. Despite these challenges, conditions in the fixed income market remain substantially improved compared to the credit crunch of 2008 and early 2009.

We will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and we will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals when it would be favorable. Within the commercial mortgage-backed securities sector, we prefer higher quality securities with high levels of credit enhancement and low leverage.

We are cautiously positive on the outlook for non-U.S. dollar bonds, favoring those that are denominated in currencies that typically benefit from a rise in commodity prices, have positive fundamentals, and have a yield advantage versus U.S. Treasury bonds. At the same time, however, volatility is likely to remain high within the sector due to environmental factors such as continued European sovereign fiscal concerns and global economic growth uncertainties.

Based on the current environment, we see the potential for outperformance as we get more clarity on the sustainability and strength of the economic recovery, evidence that the Chinese government has successfully engineered a soft landing for its economy, increased certainty that the U.S. is not entering recession, and clarity around Europe’s fiscal concerns. We believe the fund’s fixed income allocation is well positioned to capitalize on opportunities as they arise, and we will take advantage of any weakness in either sectors or individual issues that may create value.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. There is no guarantee that the Fund will meet its objective.

Infrastructure related entities are subject to factors that may adversely affect their business including government policies and regulation.

Investing internationally involves additional risks such as currency, political, accounting, economic and market risk.

Use of leverage involves risks, including increased volatility of net asset value and market price, increased operating expenses due to the cost of leverage, and that the income and capital appreciation, if any, on securities acquired with leverage may not exceed the cost of leverage.

Sectors and holdings are subject to change.

VIRTUS TOTAL RETURN FUND

December 31, 2011

(Unaudited)

The following tables presents the portfolio holdings within certain sectors as a percentage of total investments at December 31, 2011.

Asset Allocation

Common Stocks		45%
Telecommunication Services	13%
Utilities	13
Energy	12
Total of all other common stock sectors	7
Corporate Bonds		23
Financials	6
Industrials	4
Energy	3
Total of all other corporate bond sectors	10
Mortgage-Backed Securities		7
Loan Agreements		6
Foreign Government Securities		5
Asset-Backed Securities		2
Municipal Bonds		1
Other		11

		100%

Country Weighting
United States	65%
Canada	8
United Kingdom	5
Australia	3
Brazil	3
Spain	2
Netherlands	1
Other	13

Total	100%

The accompanying notes are an integral part of these financial statements.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE		VALUE

MUNICIPAL BONDS—0.5%

Texas—0.5%
Harris County Metropolitan Transit Authority 5.000%, 11/1/36	$580		$632
TOTAL MUNICIPAL BONDS (Identified Cost $627)			632

FOREIGN GOVERNMENT SECURITIES—5.5%
Bolivarian Republic of Venezuela 5.750%, 2/26/16	805		634
Commonwealth of Australia Series 123, 5.750%, 4/15/12	625	AUD	643
Commonwealth of Canada 2.000%, 9/1/12	650	CAD	642
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	375	NZD	307
Federative Republic of Brazil 10.250%, 1/10/28	800	BRL	489
Kingdom of Norway Series 470, 6.500%, 5/15/13	1,700	NOK	304
Kingdom of Sweden Series 1046, 5.500%, 10/8/12	2,000	SEK	300
Republic of Argentina PIK Interest Capitalization 8.280%, 12/31/33	1,074		789
Republic of Colombia 6.125%, 1/18/41	650		806
Republic of Poland Series 0414, 5.750%, 4/25/14	1,000	PLZ	295
Republic of South Africa Series R206 7.500%, 1/15/14	2,500	ZAR	318
Republic of Turkey 6.750%, 5/30/40	310		321

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—(continued)
United Mexican States Series M 6.000%, 6/18/15	3,500	MXN	$257
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,044)			6,105

MORTGAGE-BACKED SECURITIES—7.1%
Non-Agency—7.1%
Banc of America Mortgage Securities, Inc. 05-05 1A19, 5.500%, 6/25/35	$176		174
Bear Stearns Commercial Mortgage Securities, Inc. 06-PW14, AM 5.243%, 12/11/38	355		349
Citigroup/Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49	315		334
Countrywide Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	335		330
06-13T1, A11 6.000%, 5/25/36	237		154
Countrywide Home Loan Mortgage Pass-Through-Trust 04-R1, 2A, 144A 6.500%, 11/25/34(4)	150		152
05-6, 2A1 5.500%, 4/25/35	192		171
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.594%, 2/15/39(3)	74		78
Deutsche Bank/UBS Mortgage Trust 11-LC1A, A3, 144A 5.002%, 11/10/46(4)	300		338

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—(continued)
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	$315	$316
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.984%, 8/10/45(3)	300	326
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	313
05-LPD4, AM 4.999%, 10/15/42(3)	300	316
06-LDP9, A3 5.336%, 5/15/47	315	334
07-LD12, A4 5.882%, 2/15/51(3)	320	348
Lehman Brothers—UBS Commercial Mortgage Trust
07-C2, A3 5.430%, 2/15/40	305	325
07-C7, A3 5.866%, 9/15/45(3)	325	357
Lehman Brothers Commercial Conduit Mortgage Trust 07-C3, A4 5.941%, 7/15/44(3)	320	348
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	300	313
Morgan Stanley Capital I 07-IQ14, A4 5.692%, 4/15/49(3)	320	339
Structured Asset Securities Corp. 03-AL1, A, 144A 3.357%, 4/25/31(4)	282	271
Wachovia Bank Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	300	316
05-C22, AM 5.320%, 12/15/44(3)	325	331
06-C29, A4 5.308%, 11/15/48	300	329

	PAR VALUE	VALUE

Non-Agency—(continued)
07-C32, A3 5.740%, 6/15/49(3)	$300	$314
07-C33, A5 5.900%, 2/15/51(3)	300	320
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.304%, 11/23/43(3)(4)	321	313
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $7,820)		7,909

ASSET-BACKED SECURITIES—1.9%
AmeriCredit Automobile Receivables Trust 11-3, E, 144A 5.760%, 12/10/18(4)	320	324
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	329	307
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	315	315
Santander Drive Auto Receivables Trust 11-2C 3.280%, 6/15/16	325	327
Structured Asset Securities Corp. 02-AL1 A3, 3.450%, 2/25/32	564	516
U-Haul S Fleet LLC 10-BT1A, 1, 144A 4.899%, 10/25/23(4)	287	298
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,078)		2,087

CORPORATE BONDS AND NOTES—23.7%
Consumer Discretionary—2.7%
Caesar’s Entertainment Operating Co., Inc. 11.250%, 6/1/17	155	165
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 8.625%, 11/15/17(4)	155	165

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—(continued)
CityCenter Holdings LLC / CityCenter Finance Corp. 144A 7.625%, 1/15/16(4)	$160	$165
DISH DBS Corp. 7.125%, 2/1/16	240	260
International Game Technology 7.500%, 6/15/19	190	219
Landry’s Restaurants, Inc. 11.625%, 12/1/15	160	169
MGM Resorts International, Inc. 7.625%, 1/15/17	85	81
NCL Corp. Ltd. 11.750%, 11/15/16	200	231
Polymer Group, Inc. 144A 7.750%, 2/1/19(4)	165	172
QVC, Inc. 144A 7.500%, 10/1/19(4)	315	339
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	200	197
Toys “R” Us Property Co. II LLC 8.500%, 12/1/17	200	208
United Rentals North America, Inc. 10.875%, 6/15/16	165	184
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	155	158
Wyndham Worldwide Corp. 7.375%, 3/1/20	255	291

		3,004

Consumer Staples—0.7%
Bunge Ltd. Finance Corp. 8.500%, 6/15/19	255	310
Cencosud SA 144A 5.500%, 1/20/21(4)	245	251
Rite Aid Corp. 8.000%, 8/15/20	160	178

		739

	PAR VALUE	VALUE

Energy—3.3%
Antero Resources Finance Corp. 9.375%, 12/1/17	$155	$168
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	160	162
Coffeyville Resources Inc. LLC / Coffeyville Finance, Inc. 144A 10.875%, 4/1/17(4)	200	225
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	165	146
Frontier Oil Corp. 6.875%, 11/15/18	235	242
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	100	98
Linn Energy LLC / Linn Energy Finance Corp. 144A 6.500%, 5/15/19(4)	155	155
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	250	258
OGX Petroleo e Gas Participacoes SA 144A 8.500%, 6/1/18(4)	200	198
Petroleos Mexicanos 6.000%, 3/5/20	635	705
Tesoro Corp. 9.750%, 6/1/19	250	282
TNK-BP Finance SA 144A 7.500%, 3/13/13(4)	320	334
Transocean, Inc. 6.375%, 12/15/21	265	282
Venoco, Inc. 11.500%, 10/1/17	150	152
Weatherford International Ltd. 9.625%, 3/1/19	255	330

		3,737

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Financials—6.6%
Allstate Corp. (The) 6.125%, 5/15/37(3)	$165	$150
Alta Mesa Holdings / Alta Mesa Finance Services Corp. 9.625%, 10/15/18	160	156
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	260	251
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	320	328
Banco de Credito del Peru 144A 5.375%, 9/16/20(4)	250	244
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	315	315
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	320	341
Barclays Bank plc 144A 6.050%, 12/4/17(4)	250	226
Brandywine Operating Partnership LP 7.500%, 5/15/15	250	274
Capital One Capital IV 8.875%, 5/15/40(6)	260	269
Chubb Corp. 6.375%, 3/29/67(3)	160	158
Citigroup, Inc. 4.875%, 5/7/15	250	247
Discover Bank 7.000%, 4/15/20	255	267
DuPont Fabros Technology LP 8.500%, 12/15/17	325	349
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	160	157
Ford Motor Credit Co., LLC 8.700%, 10/1/14	320	358
HSBC Bank plc 144A 3.100%, 5/24/16(4)	250	250
Huntington Bancshares, Inc. 7.000%, 12/15/20	255	289

	PAR VALUE	VALUE

Financials—(continued)
International Lease Finance Corp. 5.650%, 6/1/14	$320	$307
JPMorgan Chase Capital XXVII Series AA 7.000%, 11/1/39	250	251
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	190	195
National Retail Properties, Inc. 5.500%, 7/15/21	260	260
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.250%, 4/1/15	120	124
ProLogis LP 7.625%, 8/15/14	195	214
Prudential Financial, Inc. 8.875%, 6/15/38(3)(6)	205	235
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	320	318
SLM Corp. 8.450%, 6/15/18	255	263
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 144A 7.748%, 2/2/21(4)	200	172
XLIT Ltd. 5.750%, 10/1/21	260	274
Yankee Candle Co. Holdings LLC / Yankee Finance, Inc. PIK Interest Capitalization 10.250%, 2/15/16	100	88

		7,330

Health Care—0.4%
Healthsouth Corp. 7.250%, 10/1/18	165	165
Omnicare, Inc. 7.750%, 6/1/20	240	259

		424

Industrials—3.9%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	155	154

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Industrials—(continued)
America West Airlines 00-1G, 8.057%, 7/2/20	$364	$357
Atlas Air 1998-1 Class A Pass-Through-Trust 7.380%, 1/2/18	330	330
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	294	295
CHC Helicopter SA 144A 9.250%, 10/15/20(4)	165	149
Delta Air Lines, Inc. Pass-Through-Trust 02-1, G-1 6.718%, 1/2/23	331	326
Deluxe Corp. 144A 7.000%, 3/15/19(4)	245	239
Iron Mountain, Inc. 7.750%, 10/1/19	160	170
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	160	165
McJunkin Red Man Corp. 9.500%, 12/15/16	175	179
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	312	313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 144A 7.750%, 10/15/16(4)	240	254
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	375	356
UAL Pass-Through-Trust
09-2A 9.750%, 1/15/17	334	360
07-01 6.636%, 7/2/22	320	320
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	325	347

		4,314

Information Technology—1.2%
CDW LLC / CDW Finance 8.500%, 4/1/19	85	86
CommScope, Inc. 144A 8.250%, 1/15/19(4)	165	166

	PAR VALUE	VALUE

Information Technology—(continued)
Digicel Ltd. 144A 8.250%, 9/1/17(4)	$150	$152
eAccess Ltd. 144A 8.250%, 4/1/18(4)	205	197
Freescale Semiconductor, Inc. 10.125%, 12/15/16	85	90
iGate Corp. 144A 9.000%, 5/1/16(4)	170	176
Jabil Circuit, Inc. 8.250%, 3/15/18	275	318
SunGard Data Systems, Inc. 7.375%, 11/15/18	190	196

		1,381

Materials—2.0%
Berry Plastics Corp.
8.250%, 11/15/15	200	214
9.500%, 5/15/18	90	91
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	245	243
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	240	253
Huntsman International LLC 8.625%, 3/15/21	165	176
Ineos Group Holdings plc 144A 8.500%, 2/15/16(4)	95	76
JMC Steel Group, Inc. 144A 8.250%, 3/15/18(4)	165	162
Lyondell Chemical Co. 11.000%, 5/1/18	235	258
Sealed Air Corp. 144A 8.375%, 9/15/21(4)	245	272
Severstal JSC via Steel Capital SA RegS 6.250%, 7/26/16(5)	250	234
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	320	278

		2,257

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—2.1%
Cincinnati Bell, Inc. 8.250%, 10/15/17	$160	$162
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	315	322
France Telecom S.A. 4.125%, 9/14/21	250	252
Frontier Communications Corp. 8.125%, 10/1/18	240	243
Nextel Communications, Inc. Series D 7.375%, 8/1/15	235	216
Qwest Corp. 6.500%, 6/1/17	255	279
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	250	246
Virgin Media Finance plc Series 1, 9.500%, 8/15/16	240	271
West Corp. 8.625%, 10/1/18	165	167
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	155	139

		2,297

Utilities—0.8%
Calpine Corp. 144A 7.875%, 1/15/23(4)	290	313
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	315	356
Suburban Propane Partners LP / Suburban Energy Finance Corp. 7.375%, 3/15/20	245	256

		925
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $26,399)		26,408

	PAR VALUE	VALUE

LOAN AGREEMENTS(3)—6.6%
Consumer Discretionary—2.6%
Advantage Sales & Marketing, Inc., 7.750%, 6/18/18	$125	$123
Autoparts Holdings, Inc. (Fram Group Holdings, Inc.) 9.000%, 1/29/18	130	126
Bresnan Broadband Holdings LLC Tranche B, 3.000%, 12/14/17	250	248
Brickman Group Holdings, Inc. Tranche B, 5.500%, 10/14/16	160	161
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 7.500%, 10/31/16	160	159
Cengage Learning Acquisitions, Inc. 2.250%, 7/3/14	135	115
Chrysler Group LLC Tranche B, 4.750%, 5/24/17	160	152
CityCenter Holdings LLC 6.500%, 1/21/15	160	160
Cumulus Media Holdings, Inc.
6.000%, 9/16/18	100	98
4.500%, 3/18/19	160	156
Hubbard Radio LLC 7.250%, 4/30/18	130	129
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.) 3.000%, 2/1/14	190	181
Mediacom Illinois LLC (Mediacom Communications LLC) Tranche D, 3.500%, 3/31/17	280	278
Nielsen Finance LLC Tranche B, 3.750%, 5/2/16	160	157
Radio One, Inc. 6.000%, 3/31/16	155	144

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—(continued)
SRAM LLC 7.000%, 12/7/18	$160	$162
Transtar Industries, Inc. Tranche 2, 8.500%, 12/21/17	125	125
Visant Corp. (Jostens) Tranche B, 4.000%, 12/22/16	260	245

		2,919

Financials—0.5%
Asurion LLC (Asurion Corp.) 7.500%, 5/24/19	130	128
iStar Financial, Inc. Tranche A-2 5.750%, 6/30/14	160	155
Ocwen Financial Corp. 5.500%, 9/1/16	160	158
Walter Investments, Inc., 6.250%, 6/30/16	154	154

		595

Health Care—0.6%
Alkermes, Inc. 5.250%, 9/16/17	160	159
Ardent Health Services LLC 5.000%, 9/15/15	155	154
InVentiv Health, Inc. (Ventive Health, Inc.) 5.000%, 8/4/16	160	154
Kinetic Concepts, Inc., Tranche B-1, 5.750%, 5/4/18	145	146

		613

Industrials—0.5%
Harland Clarke Holdings Corp. (Clarke American Corp.), Tranche B, 2.500%, 6/30/14	160	135
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.250%, 6/29/18	195	195

	PAR VALUE	VALUE

Industrials—(continued)
Zuffa LLC, 7.188%, 6/19/15	$254	$254

		584

Information Technology—1.9%
Avaya, Inc. Tranche B-3 4.500%, 10/26/17	255	233
Datatel, Inc. 0.000%, 12/13/18	135	135
DynCorp International LLC 4.500%, 7/7/16	250	246
Emdeon, Inc., Tranche B, 5.500%, 11/2/18	160	162
First Data Corp. Tranche B-1, 2.750%, 9/24/14	250	228
Tranche B-3, 2.750%, 9/24/14	165	150
Freescale Semiconductor, Inc. 4.250%, 12/1/16	255	245
Ipreo Holdings LLC 6.500%, 8/5/17	165	161
Lawson Software, Inc. (SoftBrands, Inc.), 5.250%, 7/5/17	160	156
Spansion LLC 3.500%, 2/9/15	255	252
SRA International, Inc. 5.250%, 7/20/18	155	147

		2,115

Materials—0.1%
AZ Chem US. Inc. 5.50%, 12/22/17	90	90

Telecommunication Services—0.3%
U.S. TelePacific Corp. 4.500%, 2/23/17	155	144
Univision Communications, Inc. 4.250%, 3/31/17	265	237

		381

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE

Utilities—0.1%
Texas Competitive Electric Holdings Co., LLC Tranche B-1 3.500%, 10/10/14	$125	$88
TOTAL LOAN AGREEMENTS (Identified Cost $7,391)		7,385

	SHARES	VALUE

PREFERRED STOCK—0.2%
Financials—0.2%
Citigroup Capital XIII 7.875%	9,000	234
TOTAL PREFERRED STOCK (Identified Cost $234)		234

COMMON STOCKS—47.3%
Consumer Discretionary—1.2%
Eutelsat Communications SA	13,678	534
SES SA	34,793	835

		1,369

Energy—12.4%
Enbridge, Inc.	103,100	3,857
ONEOK, Inc.	9,200	797
Spectra Energy Corp.	97,300	2,992
TransCanada Corp.	64,500	2,817
Williams Cos., Inc. (The)	101,300	3,345

		13,808

Industrials—6.6%
Abertis Infraestructuras S.A.	58,973	942
Atlantia SpA	62,929	1,007
Ferrovial SA	48,989	591
Flughafen Zuerich AG	1,673	581
Fraport AG Frankfurt Airport Services Worldwide	14,550	716
Koninklijke Vopak N.V.	24,983	1,320
Transurban Group	291,856	1,678
Vinci SA	11,807	516

		7,351

	SHARES	VALUE

Telecommunication Services—12.7%
American Tower Corp. Class A(2)	24,200	$1,452
AT&T, Inc.	84,800	2,564
BCE, Inc.	13,300	554
BT Group plc	182,419	541
Crown Castle International Corp.(2)	25,500	1,142
Nippon Telegraph & Telephone Corp. ADR	23,100	585
Singapore Telecommunications Ltd.	381,000	908
Telefonica S.A. Sponsored ADR	45,500	782
TELUS Corp.	19,100	1,081
Verizon Communications, Inc.	31,700	1,272
Vodafone Group plc Sponsored ADR	90,900	2,548
Windstream Corp.	65,400	768

		14,197

Utilities—14.4%
Allete, Inc.	9,500	399
APA Group	111,534	512
CenterPoint Energy, Inc.	34,500	693
Centrica plc	97,079	436
CMS Energy Corp.	32,600	720
Dominion Resources, Inc./VA	18,200	966
DTE Energy Co.	9,500	517
E.ON AG	15,848	342
Enel SpA	139,517	568
FirstEnergy Corp.	12,200	540
ITC Holdings Corp.	11,300	857
National Grid plc	67,646	657
NextEra Energy, Inc.	15,400	938
NiSource, Inc.	29,900	712
Northeast Utilities	14,500	523
Northwest Natural Gas Co.	10,700	513
NV Energy, Inc.	36,400	595
Public Service Enterprise Group, Inc.	20,900	690
Questar Corp.	17,600	350

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE

Utilities—(continued)
Sempra Energy	16,800	$924
SevernTrent plc	27,085	629
Southern Co. (The)	17,900	829
United Utilities Group plc	54,743	515
Wisconsin Energy Corp.	25,900	905
XCEL Energy, Inc.	24,900	688

		16,018
TOTAL COMMON STOCKS (Identified Cost $50,761)		52,743
TOTAL LONG TERM INVESTMENTS—92.8% (Identified cost $101,354)		103,503

	SHARES	VALUE

SHORT-TERM INVESTMENTS—12.1%
Money Market Mutual Funds—12.1%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	13,495,640	$13,496
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $13,496)		13,496
TOTAL INVESTMENTS—104.9% (Identified Cost $114,850)		116,999	(1)
Other assets and liabilities, net—(4.9)%		(5,509)

NET ASSETS—100.0%		$111,490

ABBREVIATIONS:

ADR	American Depositary Receipt
AG	Aktiengesellschaft a corporation that is limited by shares, i.e., owned by shareholders (Germany).
OJSC	Open Joint Stock Company (Russia)
PIK	Payment-in-Kind Security
plc	Public Limited Co.
SpA	Società delle azione unite (Joint Stock Corp. Italy).

FOREIGN CURRENCIES:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 5 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2011.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $12,930 or 11.6% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,087	$—	$2,087
Corporate Bonds and Notes	26,408	—	26,408
Foreign Government Securities	6,105	—	6,105
Loan Agreements	7,385	—	7,385
Mortgage-Backed Securities	7,909	—	7,909
Municipal Bonds	632	—	632
Equity Securities:
Common Stocks	52,743	52,743	—
Preferred Stock	234	—	234
Short-Term Investments	13,496	13,496	—

Total Investments	$116,999	$66,239	$50,760

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

(Reported in thousands except shares and per share amounts)

Assets
Investment securities at value (identified cost $114,850)	$116,999
Cash	9
Receivables
Dividends and Interest	927
Tax reclaims	59
Prepaid expenses	65

Total assets	118,059

Liabilities
Payables:
Investment securities purchased	6,429
Investment advisory fee	56
Administration fee	10
Transfer agent fees and expenses	1
Trustees’ fees and expenses	10
Professional fee	34
Other accrued expenses	29

Total liabilities	6,569

Net Assets	$111,490

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	27
Capital paid in on shares of beneficial interest	$241,995
Accumulated undistributed net investment income (loss)	2,200
Accumulated undistributed net realized gain (loss)	(134,883)
Net unrealized appreciation (depreciation) on investments	2,151

Net Assets	$111,490

NET ASSET VALUE PER SHARE
(Net assets/shares outstanding) Shares outstanding — 27,466,109	$4.06

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

($ reported in thousands)

Investment Income
Interest	$4,732
Dividends	1,981
Foreign taxes withheld	(88)

Total investment income	6,625

Expenses
Investment advisory fees	975
Administration fees	61
Sub administration and accounting fees	120
Transfer agent fees and expenses	24
Custodian fees	46
Printing fees and expenses	35
Professional fees	109
Trustees’ fees and expenses	105
Miscellaneous expenses	105

Total expenses	1,580

Net investment income (loss)	5,045

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(34)
Net realized gain (loss) on foreign currency transactions	(106)
Net change in unrealized appreciation (depreciation) on investments	1,833
Net change in unrealized appreciation (depreciation) on foreign currency translations	1

Net realized and unrealized gain (loss) on investments	1,694

Net increase (decrease) in net assets resulting from operations	$6,739

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$5,045	$3,986
Net realized gain (loss)	(140)	(9,660)
Net change in unrealized appreciation (depreciation)	1,834	30,146

Increase (decrease) in net assets resulting from operations	6,739	24,472

Dividends and distributions to Shareholders from
Net investment income	(4,120)	(3,622)

Decrease in net assets from dividends and distributions to shareholders	(4,120)	(3,622)

Capital Share Transactions
Shares issued in connection with exchange and merger	—	48,839

Increase (decrease) in net assets from capital share transactions	—	48,839

Net increase (decrease) in net assets	2,619	69,689
NET ASSETS
Beginning of period	108,871	39,182

End of period	$111,490	$108,871

Undistributed net investment income (distributions in excess of net investment income)	$2,200	$(210)

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2011	2010	2009	2008
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$3.96	$2.77	$2.38	$8.44

Income from investment operations:
Net investment income/(loss)	0.18 (3)	0.23 (3)	0.12	0.71
Net realized and unrealized gain/(loss)	0.07	1.15	0.46	(5.81)

Total from investment operations	0.25	1.38	0.58	(5.10)

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.15)	(0.19)	(0.19)	(0.84)
Dividends from net realized gain on investments	—	—	—	—
Distributions from return of capital	—	—	— (4)	(0.12)

Total Dividends and Distributions to Shareholders	(0.15)	(0.19)	(0.19)	(0.96)

Net Asset Value, End of Period	$4.06	$3.96	$2.77	$2.38

Market Price, End of Period(11)	$3.50	$3.45	$2.39	$2.00

Total Return, Net Asset Value(5)	6.73%	51.90%	29.07%	(65.39)%
Total Return, Market Value(6)	5.61%	53.38%	32.67%	(69.55)%
Net Assets, End of Period (000’s)	$111,490	$108,871	$39,182	$33,720
Ratios/Supplemental Data:
Ratio of Total Expenses to Average Net Assets	1.38%	1.90%	2.42%	3.34%
Ratio of Operating Expenses to Average Net Assets(8)	1.38%	1.90%	2.41%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	6.51%	5.32%	12.31%
Portfolio Turnover Rate	138%	67%	90%	23%
Bank Borrowings:(9)
Loan Outstanding, End of Period (000’s)	N/A	N/A	N/A	$7,054
Asset Coverage for Loan Outstanding	N/A	N/A	N/A	591%

(1)

Prior to December 10, 2011, the Virtus Total Return Fund was known as the DCA Total Return Fund. Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.

(2)	The Fund changed its fiscal year end from September 30 to December 31. Amounts shown are for the period from October 1, 2007 to December 31, 2007.
(3)	Calculated based on average shares outstanding.
(4)	Less than $0.005 per share.
(5)

NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

For the Period Ended December 31, 2007(1)(2)		For the Year Ended September 30, 2007(1)

$11.03		$15.08

—	(4)	1.02
(2.26)		(3.61)

(2.26)		(2.59)

(0.33)		(1.38)
—		(0.08)
—		—

(0.33)		(1.46)

$8.44		$11.03

$8.06		$11.16

(20.62	)%(10)	(19.05)%
(25.08	)%(10)	(14.93)%
$118,062		$153,970

5.20	%(7)	4.11%
2.42	%(7)	1.70%
(0.00	)%(7)	6.98%
7	%(10)	47%

$53,872		$68,872
305%		311%

(6)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(7)	Annualized.
(8)	Operating expenses do not include interest expense on the line of credit.
(9)	Bank Borrowings resulted from a secured line of credit which was fully paid off as of February 27, 2009.
(10)	Not Annualized.
(11)	Closing Price - New York Stock Exchange.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

Note 1. Organization

Virtus Total Return Fund (NYSE: “DCA”), formerly DCA Total Return Fund (“the Fund”) is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is registered as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009.

Effective end of business, December 9, 2011, Virtus Investment Partners, Inc. received fund shareholder and board approval to become the investment adviser and administrator of the Virtus Total Return Fund (NYSE:DCA), a closed end fund that was formerly known as the DCA Total Return Fund. Two of Virtus’ affiliated managers, Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, will manage the fund as subadvisers to Virtus Investment Advisers, Inc. Dividend Capital Investments LLC previously was the administrator and investment adviser of the fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Securities Valuation:

Security Valuation procedures for the Fund have been approved by the Board of Trustees (the “Board”). All internally fair valued securities referred to below, are approved by a valuation committee appointed under the direction of the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENT (Continued)

SEPTEMBER 30, 2011

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-Term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Securities Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

C.	Federal Income Taxes:

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable. As of December 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Use of Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

G.	When-Issued and Delayed Delivery Transactions:

The Fund may engage in when-issued or delayed delivery transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements:

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. Currently, the Fund only holds assignment loans.

I.	Expenses:

Expenses incurred by the Fund and other affiliated mutual funds with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser:

Effective December 10, 2011, the Fund has an Advisory Agreement with Virtus Investment Advisers, Inc. (“VIA”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 0.85% of Average Daily Net Assets which is defined as the average daily net assets value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

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NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

For the period of January 1, 2011, through December 9, 2011 Dividend Capital Investments LLC (“Dividend Capital”) served as the Fund’s investment adviser. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital received an annual investment advisory fee of 0.85% based on the Fund’s average daily managed assets, computed daily and payable monthly. “Managed Assets” equal the Fund’s total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

B.	Subadvisors:

The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser. Effective December 10, 2011, Duff & Phelps Investment Management, Inc. (“DPIM”) an indirect wholly-owned subsidiary of Virtus became the subadvisor for the Equity portfolio of the Fund and, Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, became the subadvisor for the Fixed Income portfolio of the Fund.

For the period of January 1, 2011 to December 9, 2011, CALAMOS Advisors, LLC served as the Fund’s subadvisor.

C.	Administrator:

Effective December 10, 2011 the Fund has an Administration Agreement with VP Distributors, LLC, also an indirect, wholly-owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund.

For the period of January 1, 2011, through December 9, 2011, Dividend Capital Investments LLC and Alps Fund Services, Inc. served as a Co-Administrators of the Fund. Pursuant to a Co-Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital received an annual co-administration fee of 0.05% based on the Fund’s average daily managed assets, computed daily and payable monthly. ALPs was compensated by the Fund the greater of a 0.07% annual rate on daily average net assets, or $125,000 annually.

D.	Directors:

($ reported in thousands)

Under VIA, the Fund pays each Trustee not affiliated with the Adviser a quarterly retainer plus a fee for certain meetings of the Board and committees of the Board attended. Total fees paid to Trustees for the period from December 10, 2011 through December 31, 2011 were $10.

Under Dividend Capital, the Fund paid each Trustee not affiliated with the Adviser an annual retainer plus a fee for certain meetings of the Board and committees of the Board attended. Total fees paid to Trustees for the period from January 1, 2011 through December 9, 2011 were $95.

The Fund has a separate Board of Trustees with VIA than the Board of Trustees that oversaw the Fund while advised by Dividend Capital.

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NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities sold (excluding short term investments) during the period ended December 31, 2011 were as follows:

Purchases	$160,493
Sales	183,147

Note 5. Federal Income Tax Information

($ reported in thousands)

At December 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$114,850	$2,386	$(237)	$2,149

The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$61,473	$57,803	$12,736	$132,012

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

The Fund utilized $3,827 in losses deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses (e.g. foreign currency) may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2011, the Fund deferred post-October capital loss of $2,872, and ordinary losses of $15 and recognized post-October capital losses of $6,576 and foreign currency losses of $11.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $73 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

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NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Note 6. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$436	$1,485	$(1,921)

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 8. Merger

On September 25, 2010, the Fund acquired all of the assets and liabilities of DCW Total Return Fund (“DCW”) in exchange for an equal aggregate value of new issued common shares of the Fund, pursuant to an Agreement and Plan of Reorganization dated August 18, 2010 and approved by shareholders at an Annual Meeting held on September 16, 2010. The Fund distributed 13,305,099 common shares, which was an amount equal to the aggregate new asset value of DCW common shares, as determined at the close of business on September 24, 2010. The transaction qualified as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the Fund, which commenced operations on February 24, 2005, has been deemed the accounting survivor.

Note 9. Capital Transactions

At December 31, 2011, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2011 and December 31, 2010, there were no shares issued pursuant to the Plan.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Note 10. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.” For a more detailed discussion of the definition of an “ownership change” under the Code, please see Note 12 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

Note 11. Existing Tax Attribute Limitation and Potential for Additional Tax Attribute Limitation

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW’s federal income tax attributes, which included capital loss carryforwards and net unrealized built-in gains in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized built-in gains) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2010, the Fund had approximately $124,303,364 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, an “ownership change” within the meaning of Section 382 of the Code can occur when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an “ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to an annual loss limitation amount. If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 10, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

Note 12. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, the following subsequent events requiring recognition or disclosure in these financial statements.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

On January 3, 2012, Virtus Total Return Fund (NYSE: DCA) announced that its fourth quarterly dividend distribution for 2011 will be $0.078 per share, payable on January 9, 2012, to shareholders of record on December 30, 2011, ex-date January 5, 2012. Distributions may represent earnings from net investment income, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund’s distributions is determined at the end of the taxable year.

On February 15, 2012, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $45,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors and Shareholders of the Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Total Return Fund (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2010 and the financial highlights for each of the periods ended on or before December 31, 2010 were audited by other independent registered public accounting firms whose reports dated February 22, 2011 and February 27, 2009, expressed an unqualified opinion on those statements and financial highlights.

Philadelphia, Pennsylvania

February 24, 2012

CERTIFICATION (UNAUDITED)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2011, for federal income tax purposes, 8% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction (“DRD”) for corporate shareholders.

For the fiscal year ended December 31, 2011, the Fund hereby designates 16%, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders.

For the fiscal year ended December 31, 2011, the Fund hereby designates $0 (reported in thousands), or if subsequently different, as long-term capital gains dividends.

The actual percentages for the calendar year will be designated in the year-end tax statements.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In conjunction with the change in advisor to VIA, the Fund changed its independent registered public accounting firm to PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2011, replacing Tait, Weller & Baker LLP.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Consideration of Advisory and Subadvisory Agreements for

Virtus Total Return Fund (the “Fund”)

by the Board of Trustees

The Investment Company Act of 1940, as amended requires that the Board of Trustees (the “Board”), including a majority of the Independent Trustees of the Board, approve the terms of investment advisory and subadvisory agreements. At meetings held on October 4 and October 5, 2011, the Board, including all of the Independent Trustees, considered and unanimously approved the Advisory Agreement with Virtus Investment Advisers, Inc. (“VIA”) and subadvisory agreements with Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). In advance of the October 4 and October 5, 2011 meetings, the Board requested and received extensive information from VIA, Duff & Phelps and Newfleet to assist them in their review. The Board received and considered a variety of information about VIA, Duff & Phelps and Newfleet, as well as about the proposed advisory relationships. The Board also reviewed a memorandum prepared by Fund counsel outlining the legal duties of the Board when considering an advisory or sub-advisory agreement.

Board Evaluation

In voting to approve the Advisory Agreement and the Sub-Advisory Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each agreement would be in the best interests of the Fund and its shareholders, based on: (i) potential advantages and other possible consequences of the recent change in investment adviser, subadvisers and other service providers to the Fund; (ii) the nature, extent and quality of the services to be provided under the agreements; (iii) the investment performance of VIA, Duff & Phelps and Newfleet; (iv) the expenses to be borne by the Fund (including management fees and other expenses), the fees charged by VIA, Duff & Phelps and Newfleet to the Fund and to their other clients, as applicable, and their projected profits to be realized from their relationships with the Fund; (v) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (vi) potential fall-out benefits to VIA, Duff & Phelps and Newfleet from their relationships with the Fund; and (vii) other general information about VIA, Duff & Phelps and Newfleet. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of Services Provided

The Board reviewed the services to be provided by VIA, Duff & Phelps and Newfleet to the Fund, including, but not limited to, day-to-day portfolio management and investment decisions for portions of the Fund’s portfolio in accordance with the Fund’s investment objective (Duff & Phelps and Newfleet), general review and administration of the Fund’s investment program (VIA), as well as supervision and oversight of the sub-advisers (VIA). The Trustees considered each of VIA’s, Duff & Phelps’ and Newfleet’s knowledge of the closed-end fund marketplace, development and management of closed-end fund strategies and reputation within the closed-end fund market. The Trustees received information concerning the investment philosophy and investment process to be applied by Duff & Phelps and Newfleet in managing a portion of the Fund.

The Board also considered each adviser’s in-house research and analytical capabilities as well as other resources available to their personnel. The Trustees also discussed with officers and the proposed portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. The Trustees considered each investment team’s tenure and stability and the favorable history, reputation and background of the proposed portfolio managers for the Fund. On this basis, the Board concluded that the Fund may benefit from the nature, extent and quality of the services expected to be provided by VIA, Duff & Phelps and Newfleet.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (Continued)

Investment Performance

The Trustees reviewed the long-term and short-term investment performance of, as applicable, other investment companies or other comparable accounts managed by VIA, Duff & Phelps and Newfleet. The Board considered the length and quality of each of the adviser’s track records and their ability to outperform over many market cycles. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance provided by VIA, Duff & Phelps and Newfleet compared favorably in relation to various market indices, and that it was reasonable to expect that they would provide satisfactory performance in the future for the Fund.

Costs and Expenses of Services and Projected Profits from Relationship with the Fund

The Board reviewed the fees to be paid by the Fund to VIA under the Advisory Agreement, and the fees to be paid to Duff & Phelps and Newfleet respectively under the Sub-Advisory Agreements. In this context, the Board reviewed comparative fee information for each of the Fund’s proposed advisory contracts, including information about (i) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund and (ii) the fees charged by VIA, Duff & Phelps and Newfleet to their other client accounts, including comparable accounts or registered funds, as applicable. Where a proposed subadvisory fee for the Fund was higher than the subadvisory fee for a comparable fund, the Board noted the sub-adviser’s explanation that the comparable fund’s strategy was changed post-launch to a different strategy that would typically earn a higher management fee, but that the sub-adviser elected to continue to offer services at an effectively discounted rate.

The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by VIA, Duff & Phelps and Newfleet or their affiliates in connection with providing advisory services to the Fund.

The Board noted that because the engagement of VIA, Duff & Phelps and Newfleet was new there was no historical profitability with regard to their arrangements with the Fund. The Board considered that projections of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative.

The Board concluded that the fees to be paid to VIA, Duff & Phelps and Newfleet under the agreements were fair and reasonable in light of the services to be provided.

Economies of Scale

The Board reviewed certain financial information provided by VIA, Duff & Phelps and Newfleet, and concluded that, to the extent any economies of scale could be realized as the assets of the Fund increased, such economies would likely be insignificant at the current time.

Ancillary Benefits to VIA, Duff & Phelps or Newfleet

The Board also considered certain “fall-out” benefits anticipated to be received by VIA, Duff & Phelps and Newfleet, including research provided to those advisers in connection with portfolio transactions effected on behalf of the Fund (i.e., soft dollar arrangements), the ability of each adviser to aggregate securities transactions of the Fund with those of its other advisory clients, and reputational benefits to the advisers. The Board also considered the terms under which VIA would provide certain administrative services to the Fund. The Board concluded that these ancillary benefits were fair and reasonable in light of the services to be provided by VIA, Duff & Phelps and Newfleet, and similar to those received by other investment advisers in comparable situations.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (Continued)

Conclusion

After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Advisory Agreement, the Duff & Phelps Agreement, and the Newfleet Agreement, was in the best interest of the Fund and its shareholders, and that the compensation payable to VIA, Duff & Phelps and Newfleet under those agreements was fair and reasonable in light of the services to be provided.

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of December 31, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-866-270-7788. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Served since 2011	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2003 to 2010). Director, Obaji Medical Products (skin care company) (2003 to 2007); Trustee, Virtus Mutual Funds (1993-present).
Philip R. McLoughlin Chairman YOB: 1946 Served since 2011	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to 2010) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009). Trustee, Virtus Mutual Funds (1998-present), Chair (2002-present).
Geraldine M. McNamara YOB: 1951 Served since 2011	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Trustee, Virtus Mutual Funds (2001-present).
James M. Oates YOB: 1946 Served since 2011	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006). Trustee, Virtus Mutual Funds (1987-present).
Richard E. Segerson YOB: 1946 Served since 2011	Managing Director, Northway Management Company (1998 to present). Trustee, Virtus Mutual Funds (1983-present).
Ferdinand L.J. Verdonck YOB: 1942 Served since 2011	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies. Trustee, Virtus Mutual Funds (2004-present).

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

Name Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward[1] President YOB: 1964 Served since 2011	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present). President and Trustee, Virtus Mutual Funds (2006-present).

[1]

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2011.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Total Return Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

RESULTS OF SHAREHOLDER MEETING

DCA TOTAL RETURN FUND

SEPTEMBER 16, 2011

At a special meeting of shareholders of DCA Total Return Fund (the “Fund”) held on December 6, 2011, shareholders voted on the following proposals:

Proposal 1. Number of Eligible Shares Voted:	VOTES BEING CAST FOR	WITHHELD
To elect two Trustees, each to serve for a three-year tem or until his successor has been duly elected and qualified as follows.
Jonathan F. Zeschin	15,609,560	1,234,307
David W. Agostine	15,638,693	1,205,174

Shareholders of the Fund voted to approve the above proposal.

Proposal 2. Number of Eligible Shares Voted:	FOR	AGAINST	ABSTAIN
Approval of the proposed investment advisory agreement between the Fund and Virtus Investment Advisers, Inc.	12,948,109	866,565	377,363

Shareholders of the Fund voted to approve the above proposal.

Proposal 3A. Number of Eligible Shares Voted:	FOR	AGAINST	ABSTAIN
Approval of the proposed subadvisory agreement between the Fund and Duff & Phelps Investment Management Co.	12,697,214	847,992	376,831

Shareholders of the Fund voted to approve the above proposal.

Proposal 3B. Number of Eligible Shares Voted:	FOR	AGAINST	ABSTAIN
Approval of the proposed subadvisory agreement between the Fund and Newfleet Asset Management, LLC	12,955,602	861,388	375,047

Shareholders of the Fund voted to approve the above proposal.

Proposal 4. Number of Eligible Shares Voted:	VOTES BEING CAST FOR	WITHHELD
To elect seven Trustees, each to serve for a term of one to three years or until his successor has been duly elected and qualified, and each to take office only if Proposals 2, 3A and 3B are all approved by shareholders of the Fund and only after the resignation of the current Board of trustees is effective as follows:
Richard E. Segerson	12,979,621	1,212,417
Ferdinand L. J. Verdonck	12,959,930	1,232,107
Philip R. McLoughlin	12,962,802	1,229,236
James M. Oates	12,957,165	1,234,873
Leroy Keith, Jr.	12,948,613	1,243,424
Geraldine M. McNamara	12,962,172	1,229,866
George R. Aylward	12,955,814	1,236,224

Shareholders of the Fund voted to approve the above proposal.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-43078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	12-11

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 9, 2011, a revised code of ethics described in 2(a) above.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.-

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Messrs. Oates and Segerson as the Audit Committee’s financial experts effective December 9, 2011. Messrs. Oates and Segerson are “independent” Trustees, as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

Effective December 10, 2011, the Fund changed principal accountants from Tait, Weller & Baker LLP to PricewaterhouseCoopers (“PwC”). With this change, the Fund will report 2011 amounts on a paid basis instead of incurred basis, which is how 2010 is reported.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2011 and $26,000 for 2010.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010. This represents the review of the semi-annual financial statements, and out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,200 for 2011 and $5,200 for 2010.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $1,500 for 2010.

“All Other Fees” paid in fiscal year ended 2010 are for fees in connection with the reorganization of the DCW Total Return Fund into the Fund.

(e)(1)	All services to be performed for the Registrant by Tait, Weller & Baker LLP and/or PwC must be pre-approved by the audit committee. All services performed during 2011 and 2010 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2011 and 2010

(c)	0% for 2011 and 2010

(d)	Not applicable

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant were $327,554 (PwC) and $6,700 (Tait ,Weller & Baker LLP) for the fiscal years ended December 31, 2011 and December 31, 2010, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Dr. Leroy Keith, Jr., James M. Oates, Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L. J. Verdonck.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

Virtus Investment Advisers, Inc. Regulatory Compliance and

General Policies and Procedures Manual

Proxy Voting

Effective June 1 2009 / Last updated December 15, 2010

General Proxy Voting Policies, Procedures and Guidelines for VIA Portfolio Managers (Assets Directly Managed)

Each Portfolio Manager who directly manages assets for VIA is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by VIA Associates (VIA Portfolio Manager(s)), and VIA has been granted proxy voting discretion, the following policy and procedures apply:

VIA shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.

Absent special circumstances of the types described below, it is the policy of VIA to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. VIA may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of VIA, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.

VIA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, VIA may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. VIA and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Any individual identifying a conflict of interest shall report such immediately to the VIA CCO who will determine a course of action.

In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.

Proxy Voting Policy for ERISA Clients

Each Portfolio Manager who directly manages assets for VIA is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee

Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with VIA, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of VIA to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Other Special Proxy Voting Situations

The VIA may choose not to vote proxies in certain situations or for certain accounts, such as:

1.	When a client has informed VIA that it wishes to retain the right to vote the proxy (under such situations, VIA will instruct the custodian to send the proxy material directly to the client);

2.	When the VIA deems the cost of voting would exceed any anticipated benefit to the client;

3.	When a proxy is received for a client account that has been terminated with the VIA;

4.	When a proxy is received for a security the VIA no longer manages (i.e., the VIA had previously sold the entire position); and/or

5.	When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the VIA has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the VIA will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the VIA has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Monitoring Proxy Voting by Subadvisers

The VIA CCO shall monitor proxy voting by VIA’s subadvisers through the responses provided in the quarterly questionnaires; discussion and review during annual site visits by VIA Compliance; and the annual N-PX process.

Records Related to Proxy Voting

Portfolio Managers directly managing assets for VIA shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.

VIA will maintain the following records relating to proxy votes cast under these policies and procedures:

1)	A copy of these policies and procedures;

2)	A copy of each proxy statement the firm receives regarding client’s securities; and

3)	A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how the VIA voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

VIA will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the VIA’s policy not to disclose its proxy voting records to third parties or special interest groups.

Filing Annual Form N-PX

The Investment Company Act of 1940 requires registered investment companies such as the Funds to file Form N-PX not later than August 31 of each year. Form N-PX is filed annually with the Commission and contains the Funds’ complete proxy voting record for the most recent twelve-month period ended June 30. The Funds also use Form N-PX to inform the Commission that certain of their portfolios do not hold any equity. Portfolio Compliance compiles and drafts the Form N-PX filing on an annual basis. The Form N-PX is compiled with services from a contracted third party vendor (presently ISS/RiskMetrics). VIA submits the completed Form N-PX to the Commission through RR Donnelly.

Wrap Program Proxy Voting Data

Proxy voting for the VIA wrap / SMA program will be handled pursuant to an agreement between KAR and VIA

Attachment III: Proxy Voting Guidelines

It is the Policy of VIA that all proxy votes cast by VIA shall always be in the best interests of its clients.

These Proxy Voting Guidelines (the “Guidelines”) supplement the formal Proxy Voting Policies and Procedures of VIA and provide general direction of how VIA will vote on a number of significant and recurring ballot issues. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment. Such vote shall be consistent with the policies of the Fund or other applicable client policy/instruction, or in their absence, the Proxy Voting Policies Procedures and the Guidelines described below.

Where these Guidelines advise VIA’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with such.

Where these Guidelines advise VIA’s voting position to be on a “case-by-case basis”, or the subject of the vote is not addressed by these Guidelines, then the proxy will either be voted in accordance with the portfolio manager’s analysis, a voting recommendation from an independent third party (such as ISS / RiskMetrics); or voted pursuant to client direction. (The decision will be made taking into consideration the specific facts and circumstances of each situation and the requirement of applicable law.)

It is intended that these Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in the VIA Policies and Procedures, investment managers may vote proxies contrary to these Guidelines, or recommendations of the independent third party (ISS / RiskMetrics or equivalent service) if it is determined, in the investment manager’s best judgment, that such action is in the best interests of the clients/beneficiaries.

In the exercise of such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another.

Any questions related to these Guidelines may be brought to the attention of the VIA CCO.

The following describes the guidelines for addressing proxy votes concerning the issuer’s board of directors (it is not all inclusive):

Voting on Director Nominees in Uncontested Elections: VIA generally votes on a case-by-case basis for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

Chairman and CEO Are the Same Person: VIA generally votes case-by-case basis for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Director Independence: VIA votes as follows:

•

Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will evaluate shareholder proposals requesting that the board be comprised of a majority of independent directors for o and will generally vote against shareholder proposals requesting that the board be comprised of a supermajority of independent directors.

•	VIA generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

•	Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if he or she:

1.	is an officer or full-time employee of the company;

2.	is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

3.	has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

4.	has a close family relationship to an executive officer of the company, whether by blood or marriage.

Stock Ownership Requirements: VIA generally votes against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director, or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement. VIA generally votes CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity rewards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term of Office: VIA generally votes against shareholder proposals to limit the tenure of outside directors. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Director and Officer Indemnification and Liability Protection: VIA generally votes as follows:

•

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. VIA generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

•	Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•	Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

2.	If only the director’s legal expenses would be covered.

Charitable Contributions: VIA generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

The following describes the guidelines for addressing proxy votes concerning a proxy contest of an issuer:

•	Voting for Director Nominees in Contested Elections: VIA votes as follows:

•	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

•

Voting to Reimburse Proxy Solicitation Expenses: VIA votes as follows: Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

The following describes the guidelines for addressing proxy votes concerning the selection of auditors of an issuer: Ratifying Auditors: VIA generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

•	VIA, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company’s auditors to provide non-audit services.

•	VIA, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

The following describes the guidelines for addressing proxy votes concerning proxy contest defenses of an issuer:

•	Board Structure: Staggered vs. Annual Elections: VIA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

•

Shareholder Ability to Remove Directors: VIA, on a case-by-case basis, votes proposals that provide directors may be removed only for cause. Vote AGAINST shareholder proposals that provide directors may be removed only for cause; Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause; and VIA generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

Cumulative Voting: VIA generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

Shareholder Ability to Call Special Meetings: VIA generally votes AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent: VIA generally votes AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board: VIA generally votes against proposals limiting management’s ability to alter the size of the board. Vote FOR proposals seeking to fix the board size or designate a range for the board size, and Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

The following describes the guidelines for addressing Tender Offer Defenses concerning the selection of auditors of an issuer:

•

Poison Pills: VIA generally votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification UNLESS the company has: (1) A shareholder approved poison pill in place or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or

2.	The board, in its exercise of fiduciary responsibilities, determines that it is in the best interest of shareholders under circumstances to adopt a pill without the delay in adoption that would result from seeking shareholder approval. A poison pill adopted under this fiduciary out will be put to a shareholder ratification within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

•	VIA, on a case-by-case basis, votes proposals to ratify a poison pill.

Fair Price Provisions: VIA, on a case-by-case basis, votes on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares; VIA generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions. Vote CASE BY CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Greenmail: VIA, on a case-by-case basis, votes proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. (ISS votes FOR); and VIA generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Unequal Voting Rights VIA generally votes as follows: VIA generally votes against dual class exchange offers; and VIA generally votes against dual class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws: VIA generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments; and VIA generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers: VIA generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and VIA generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements: VIA, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

The following describes the guidelines for addressing proxy votes concerning miscellaneous issues of the issuer:

•	Confidential Voting: VIA, on a case-by-case basis, votes proposals requiring confidential voting and independent vote tabulators.

•

Equal Access: VIA, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

•

Bundled Proposals: VIA, on a case-by-case basis, votes bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, VIA examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, VIA will vote against the proposals. If the combined effect is positive, VIA will support such proposals.

•	Shareholder Advisory Committees: VIA, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

The following describes the guidelines for addressing proxy votes concerning the issuer’s capital structure:

•	Common Stock Authorization: VIA, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

•

Stock Distributions: Splits and Dividends: VIA generally votes for management proposals to increase common share authorization for a stock split provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Reverse Stock Splits: VIA generally votes for management proposals to implement a reverse stock split, when the number of shares authorized will be proportionately reduced; Vote FOR management proposals to implement a reverse stock split to avoid de-listing; Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Blank Check Preferred Authorization: Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, VIA, votes AGAINST proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights: Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Shareholder Proposals Regarding Blank Check Preferred Stock: VIA generally votes AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose; and votes CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Adjust Par Value of Common Stock: VIA generally votes for management proposals to reduce the par value of common stock.

Preemptive Rights: VIA generally reviews, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring: VIA reviews, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. VIA will consider the following issues:

1.	Dilution to existing shareholders;

2.	Control issues

•	Terms of the offer;

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Conflicts of interest

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share repurchase programs of the issuer: VIA generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and director compensation of the issuer: VIA, on a case-by-case basis, votes on executive and director compensation plans.

OBRA-Related Compensation Proposals of an issuer:

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features;

•

VIA generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 (“OBRA”) regarding executive compensation;

•	Amendments to Added Performance-Based Goals;

•	VIA generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA;

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA;

•

VIA, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved and qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA;

•	Approval of Cash or Cash-and-Stock Bonus Plans;

•

VIA, votes for cash or cash-and-stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) of OBRA if no increase in shares is requested.

Limits to executive and director pay: VIA generally votes FOR shareholder proposals that seek additional disclosure of executive and director pay information, provided the information is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company; and VIA votes AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

Golden and tin parachutes: VIA, on a case-by-case basis, votes shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Employee stock ownership plans (ESOPs) and other broad-based employee stock plans: VIA generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than five (5%) percent (10%) of outstanding shares).

401(k) employee benefit plans: VIA generally votes for proposals to implement a 401(k) savings plan for employees.

Director retirement benefits: Vote AGAINST retirement plans for non-employee directors; and vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Stock option expensing: VIA generally supports shareholder proposals requesting that companies expense options, unless the company has already publicly committed to expensing options by a specific date.

State takeover statutes: VIA, on a case-by-case basis, votes proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Re-incorporation proposals: Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

Mergers and acquisitions: Each is considered on a case-by-case basis, taking into account at least the following:

•	Valuation – the value to be received by the target shareholders (or paid by the acquirer);

•	Market response to proposal;

•	Viability of strategic rationale and source of the value being derived;

•	Whether the terms of the transaction are negotiated at arm’s length and if the process is fair and equitable;

•

Existence of any conflicts of interest are apparent and the degree to which insiders are benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders; and

•	The degree to which the combined company is projected to have a better or worse governance profile.

Corporate restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

Corporate spin-offs: Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spin-off, fairness opinion, benefits to the parent company, conflicts of interest, corporate governance changes, changes in the capital structure, and managerial incentives.

Asset sales: Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Asset sales liquidations: Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights: VIA generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

Changing corporate name: VIA generally votes for changing the corporate name.

VIA, on a case-by-case basis, considers proxy votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

For mutual funds in which VIA’s clients are invested, VIA, on a case-by-case basis, considers proxy concerning the following:

•	Trustee nominees of mutual fund;

•	Investment advisory agreements of mutual fund; and

•	Amendments to a fund’s fundamental investment restrictions are evaluated on a case-by-case basis. Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

The following describes the guidelines for addressing proxy votes concerning fundamental investment restrictions:

•	Votes on distribution agreements are evaluated on a case-by-case basis considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;

2.	The proposed distributor’s reputation and past performance;

3.	The competitiveness of the fund in the industry; and

4.	The term of the agreement.

•	VIA generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder.

VIRTUS MUTUAL FUNDS

VIRTUS TOTAL RETURN FUND

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I.	Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” collectively refers to Virtus Investment Advisers, Inc., Duff & Phelps Investment Management Co., Kayne Anderson Rudnick Investment Management, LLC and Newfleet Asset Management, LLC.

B.	“Board of Trustees” refers to the Board of Trustees of the Virtus Mutual Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Fund” shall individually and collectively mean and refer to each of funds served by the Board of Trustees of the Fund.

F.	“Management Matters” refers to stock option plans and other management compensation issues.

G.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I.	“Social Issues” refers to social and environmental issues.

J.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

K.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

L.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

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legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the

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Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Fund or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser’s determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.	Each Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.	In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

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VI.	Miscellaneous.

A.	A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	Each Advisor shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940, as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Certain Funds may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser and/or Subadviser will be unable to vote any security that is out on loan to a borrower on a proxy record date.

D.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

E.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

F.	This Statement of Policy shall be presented to the Boards of Trustees annually for their amendment and/or approval.

(Re-approved December 9, 2011 by the Virtus Mutual Funds Board of Trustees)

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies at VIA (since June 2011). Mr. Albrycht has been Portfolio Manager of the fund since 2011. He is also the lead portfolio manager of five mutual funds (Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus High Yield Fund, Virtus Senior Floating Rate Fund, the fixed income portion of Virtus Tactical Allocation Fund,), the Virtus Multi-Sector Fixed Income Series and the fixed income portion of Virtus Strategic Allocation Series. Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He has managed fixed income portfolios for Goodwin affiliates since 1991.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2011, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	2	$3.1billion	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Randle Smith	Registered Investment Companies:	2	$3.1billion	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

David L. Albrycht	Registered Investment Companies:	7	$5.75billion	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and its affiliated investment management firms, including Newfleet and Duff & Phelps (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2011, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$0
Randle Smith	$0
David L. Albrycht	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Virtus Total Return Fund (Formerly, DCA Total Return Fund)

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: March 9, 2012

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Chief Financial Officer and Treasurer
(principal financial officer)

Date: March 9, 2012

*	Print the name and title of each signing officer under his or her signature.